                                       UNITED STATES
                             SECURITIES AND EXCHANGE COMMISSION
                                   Washington, D.C. 20549

                                          FORM 8-K

                                       CURRENT REPORT
           Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                               Date of Report: June 26, 2002

                                   Medix Resources, Inc.
                   (Exact name of registrant as specified in its charter)

         Colorado                     0-24768                  84-1123311
(State or other jurisdiction        (Commission              (IRS Employer
     of incorporation)              File Number)           Identification No.)

           420 Lexington Avenue, Suite 1830, New York, NY        10170
              (Address of principal executive offices)         (Zip Code)

             Registrant's telephone number, including area code: (212) 697-2509

Item 5. Other Events.  Press release dated June 26, 2002,  announcing  Medix  appointment of
                       Mark W. Lerner as Executive Vice President and Chief Financial Officer.

Exhibits

99.1  Copy of Press Release

                                         SIGNATURES

    Pursuant to the requirements of the Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the  undersigned  hereunto  duly authorized.

                                                MEDIX RESOURCES, INC.

Date: June 26, 2002                             By: /s/Patricia A. Minicucci
                                                    Executive Vice President